AMENDMENT NO. ONE TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT OF TONY VUNCANNON Amendment No. One, dated as of July 1, 2022 (this “Amendment”), to the Amended and Restated Employment Agreement dated as of September 11, 2018 (the “Agreement”), by and between HomeTrust Bancshares, Inc. (the “Company”) and Tony VunCannon (the “Employee”). WHEREAS, the last sentence of Section 2 of the Agreement provides that no annual extensions of the term of the Agreement can automatically extend beyond the Employee’s 65th birthday; and WHEREAS, the Company desires to delete the last sentence of Section 2 regarding extensions of the term beyond the Employee’s 65th birthday. NOW, THEREFORE, in consideration of the foregoing, and of the respective agreements of the parties herein, it is AGREED as follows: 1. Section 2 of the Agreement is hereby amended to delete the last sentence of such section. 2. The provisions of the Agreement as in effect prior to the date first written above that are not amended hereby shall remain in full force and effect and are not affected by this Amendment. 3. This Amendment may be executed in counterparts, each of which shall be an original and which together shall constitute one and the same instrument. (Signature page follows)

2 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above. HOMETRUST BANCSHARES, INC. By: _____________________ Name: Dana Stonestreet Title: Chairman EMPLOYEE /s/ Tony VunCannon__________ Tony VunCannon